--------------------------------------------------------------------------------

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 16, 2005
                                                  ------------------------------

                          WORTHINGTON INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Ohio                        1-8399                     31-1189815
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

    200 Old Wilson Bridge Road, Columbus, Ohio                      43085
--------------------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:    (614) 438-3210
                                                   -----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On March 16, 2005, Worthington Industries, Inc. (the "Registrant") issued a news release reporting results for its third quarter of fiscal 2005. A copy of the news release (the "Release") is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.      Financial Statements and Exhibits.

         (a)-(b) Not applicable.

         (c) Exhibits:


         Exhibit No.        Description
         ------------------------------

         99.1               News Release issued by Worthington Industries, Inc.
                            on March 16, 2005.


The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, except if the Registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

                                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WORTHINGTON INDUSTRIES, INC.


Date:  March 16, 2005                     By:  /s/ Dale T. Brinkman
                                               ---------------------------------
                                               Dale T. Brinkman, Vice President-
                                               Administration, General Counsel &
                                               Secretary




                                       2